UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 20, 2017

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United Financial Bancorp, Inc.

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Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Asylum Street Hartford, CT	06103
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 291-3600
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2017, United Financial Bancorp, Inc. and United Bank (collectively, the “Companies”) entered into an Amended and Restated Employment Agreement (the “Employment Agreement”) with William H.W. Crawford, IV, the Companies’ Chief Executive Officer, amending his Employment Agreement with the Companies, dated November 14, 2013 (the “Prior Employment Agreement”). The Employment Agreement reflects Mr. Crawford’s addition of the title of President of the Companies, effective as of November 20, 2017, and makes certain other administrative changes to the terms of the Prior Employment Agreement, including specifying that the term will continue for one-year periods, with automatic renewals thereafter unless either party provides at least 90 day notice of non-renewal. In addition, the Employment Agreement specifies that performance-based compensation payable following a termination of employment without “cause” or resignation due to “good reason” (each as defined in the Employment Agreement) that is prior to or more than two years after a “change in control” (as defined in the Employment Agreement) will be calculated based on actual performance rather than target. The Employment Agreement also clarifies that the Companies’ ability to clawback compensation in the event of a violation of the restrictive covenants in the Employment Agreement extends to all severance payable under the Employment Agreement and expands the clawback language in the event of a financial statement restatement to reflect the Companies’ “clawback policy” applicable to other executive officers of the Companies.

The foregoing summary description of the Employment Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Amendment, which is filed as Exhibit 10.11.4 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description
10.11.4	Employment Agreement as amended and restated by and among United Financial Bancorp, Inc., United Bank, and with William H.W. Crawford, IV dated November 20, 2017 (replaces former Exhibit 10.11.4)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2017	UNITED FINANCIAL BANCORP, INC. Registrant

	By:	/s/ Eric R. Newell
Eric R. Newell Executive Vice President/ Chief Financial Officer

Exhibit Index

Number	Description
Exhibit 10.11.4	Employment Agreement as amended and restated by and among United Financial Bancorp, Inc., United Bank, and with William H.W. Crawford, IV dated November 20, 2017 (replaces former Exhibit 10.11.4)